GABELLI GLOBAL SERIES FUNDS, INC.

Supplement dated January 13, 2000
to Prospectus dated May 1, 1999


	Effective January 13, 2000, The Gabelli Global Interactive Couch Potato Fund changed its name to The Gabelli Global Growth
Fund (the "Fund"). The Fund's investment objectives remain the same, as do all current contractual arrangements.


For the fiscal year ending December 31, 2000, the Adviser will voluntarily waive its investment advisory fees and/or reimburse expenses for The Gabelli Global Opportunity Fund to the extent necessary to maintain the Total Fund Operating Expenses at 1.50% of average daily net assets on an annualized basis.